Exhibit 99.1

FORM OF STOCKHOLDER VOTING AGREEMENT

This VOTING AGREEMENT, dated as of January 4, 2011 (this “Agreement”), by and among Rodman & Renshaw Capital Group, Inc., a Delaware corporation (“Parent”), and the Persons set forth on Schedule A hereto (each, a “Stockholder”, and collectively, the “Stockholders”).

WHEREAS, concurrently with the execution of this Agreement, Hudson Holding Corporation (“Target”) and HHC Acquisition, Inc., a Delaware corporation and direct wholly owned subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended, supplemented or modified from time to time, the “Merger Agreement”), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, that Target shall merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation in such merger (the “Merger”); capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement;

WHEREAS, each Stockholder is the record owner and/or Beneficial Owner (as defined below) of the number of shares of common stock, par value $0.001 per share, of Target (“Target Common Stock”), set forth opposite such Stockholder’s name on Schedule A hereto (such shares of Target Common Stock, the “Owned Shares”, and together with any other shares of Target Common Stock, or other equity securities of Target acquired by such Stockholder after the date hereof, whether by stock dividend, stock split, conversion of shares of convertible securities, exercise of warrants or options, or otherwise acquired, being collectively referred to herein as such Stockholder’s “Subject Shares”); and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement, Parent has requested that the Stockholders agree, and each Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Representations and Warranties of Each Stockholder. Each Stockholder, severally and not jointly, hereby represents and warrants as to himself or itself to Parent as follows:

(a) Authority; Execution and Delivery; Enforceability. Such Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. Such Stockholder has duly and validly executed and delivered this Agreement and (assuming its due authorization, execution and delivery by the other parties hereto other than such Stockholder’s Affiliates), this Agreement constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity). The execution and delivery by such Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon the Subject Shares or upon any of the properties or assets of such Stockholder, under, (i) any provision of any Contract to which such

Stockholder is a party or by which the Subject Shares or any properties or assets of such Stockholder are bound, (ii) in the case of a Stockholder that is an entity, such Stockholder’s organizational documents, or (iii) subject to the filings and other matters referred to in the next sentence, any provision of any Order or Law applicable to such Stockholder, the Subject Shares or any properties or assets of such Stockholder; except in the case of clauses (i) and (iii) for conflicts, violations, defaults, rights, losses or Liens that would not, individually or in the aggregate, reasonably be expected to restrict, prevent or delay in any material respect the performance by such Stockholder of its obligations under this Agreement. No Consent or exemption of, or registration, declaration or filing with, any Governmental Entity or any other Person is required to be obtained or made by or with respect to such Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than the applicable requirements, if any, of the Exchange Act (including such reports and schedules under Sections 13(d), 13(e) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby) and any other Consent, exemption, registration, declaration or filing the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to restrict, prevent or delay in any material respect the performance by such Stockholder of its obligations under this Agreement.

(b) The Owned Shares. Except as expressly stated otherwise on Schedule A hereto, such Stockholder is the record owner and Beneficial Owner of, and has good and valid title to, the Owned Shares, free and clear of any Liens (except for restrictions under the Target Charter and Target By-Laws or federal or state securities laws). Such Stockholder does not Beneficially Own, or own of record, any equity securities of Target other than the Subject Shares (including the options set forth opposite such Stockholder’s name on Schedule A hereto, as applicable) and, except for any Affiliate of such Stockholder party hereto, no Affiliate of such Stockholder Beneficially Owns, or owns of record, any equity securities of Target. Except as expressly stated otherwise on Schedule A hereto, such Stockholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other Contract, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement or the Merger Agreement. Such Stockholder has not appointed or granted any proxy or similar agreement inconsistent with this Agreement, which appointment or grant is still effective, with respect to the Subject Shares. Notwithstanding any other provision of this Agreement, Stockholder will not be required to vote in favor of the Merger (nor will the irrevocable proxy apply) if the Target and Parent amend the Merger Agreement and either (i) such amendment is not approved by the Board of Directors of the Target or a special committee thereof, or (ii) such amendment results in the Stockholder receiving different treatment or consideration for his, her, or its Subject Shares than is received on a per share basis by the other stockholders of the Target who have executed an agreement with Parent similar to this Agreement.

As used in this Agreement, “Beneficial Owner” means, with respect to any security, any Person who, directly or indirectly, through any Contract, understanding, relationship or otherwise, has or shares (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act. For purposes of this Agreement, without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person include securities Beneficially Owned by all other persons with whom such Person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act with respect to securities of the same issuer. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Ownership” shall have correlative meanings to “Beneficial Owner”.

(c) Merger Agreement. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

Section 2. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows: Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent. Parent has duly and validly executed and delivered this Agreement, and (assuming its due authorization, execution and delivery by the other parties hereto) this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity).

Section 3. Covenants of Each Stockholder. Each Stockholder covenants and agrees as follows:

(a) (i) At every meeting of the stockholders of Target called to seek the Target Stockholder Approval, at every adjournment or postponement thereof, and in each other circumstance upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement or any of the transactions contemplated thereby (including the Target Merger and the Parent Merger), and any actions that would reasonably be considered to be in furtherance thereof, is sought, such Stockholder shall, (A) if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum and (B) vote (or cause to be voted), including by executing a written consent solicitation if requested by Parent, the Subject Shares in favor of the Merger Agreement and the other transactions contemplated thereby, and take any other actions reasonably requested by Parent in furtherance thereof (including, without limiting any of the foregoing obligations, in favor of any proposal to adjourn or postpone any meeting of Target’s stockholders at which any of the foregoing matters are submitted for consideration and vote of Target’s stockholders to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of the foregoing matters). Such Stockholder represents that any proxies heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

(ii) Such Stockholder hereby irrevocably grants to, and appoints, Parent and any individual designated in writing by Parent, and each of them individually, as such Stockholder’s proxy and attorney-in-fact (with full power of substitution and resubstitution), for and in the name, place and stead of such Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares, in a manner consistent with this Section 3. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(a)(ii) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement. Upon delivery of written request to do so by Parent, such Stockholder shall as promptly as practicable execute and deliver to Parent a separate written instrument or proxy that embodies the terms of the irrevocable proxy set forth in this Section 3(a)(ii); provided that such written instrument or proxy shall (i) be in a form reasonably acceptable to such Stockholder, and (ii) terminate upon the termination of this Agreement. Parent agrees that to the extent it exercises its rights under this Section 3(a)(ii), Parent shall comply with the appearance and voting requirements imposed on such Stockholder by Section 3(a)(i) with respect to such Stockholder’s Subject Shares.

(b) At any meeting of the stockholders of Target or at any adjournment or postponement thereof or in any other circumstances upon which such Stockholder’s vote, consent or other approval is sought, such Stockholder shall vote (or cause to be voted) the Subject Shares against (and shall not provide consents in favor of) (i) any consolidation, combination, sale of substantial assets, merger, reorganization, recapitalization, dissolution, liquidation or winding up of or by Target (other than the Merger Agreement and the transactions contemplated thereby), (ii) any Alternative Transaction or Target Alternative Proposal (including any Superior Proposal), and (iii) any amendment of the Target Charter or the Target By-Laws or other proposal or transaction involving Target or any of its Subsidiaries, which amendment or other proposal or transaction would reasonably be expected to in any manner impede, frustrate, prevent, delay or nullify any provision of the Merger Agreement or any of the transactions contemplated hereby or thereby, or change in any manner the voting rights of any class of capital stock of Target. Such Stockholder shall not commit or agree to take any action inconsistent with the foregoing requirements in this Section 3(b).

(c) Except as set forth in this Agreement, such Stockholder shall not, without the prior written consent of Parent (which consent may be withheld in Parent’s sole discretion) (i) sell, transfer, pledge, hypothecate, assign or otherwise dispose of (including by gift), hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, or propose to Transfer, any Subject Shares to any Person, (ii) grant any proxies, options or right of first offer or right of first refusal with respect to the Subject Shares, (iii) enter into, or propose to enter into, any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise, with respect to any Subject Shares, (iv) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing its obligations hereunder or (v) commit or agree to take any of the foregoing actions in clauses (i), (ii), (iii) or (iv). Notwithstanding anything to the contrary in the preceding sentence, nothing in this Section 3(c) shall prohibit (x) any Transfer in the case of such Stockholder’s death, by will or by the laws of interstate succession, or (y) any Transfer by a Stockholder to a trust for the benefit of any immediate family member of such Stockholder in connection with estate planning purposes so long as all of the beneficial interests in such trust are held by such Stockholder or one or more immediate family members of such Stockholder; in each case, so long as the other party to such Transfer or arrangement executes this Agreement (or a joinder thereto in a form reasonably satisfactory to Parent) and agrees to be bound by its terms; provided, however, that notwithstanding such Transfer or arrangement, such Stockholder shall continue to be liable for any breach by such transferee of its agreements and covenants under this Agreement.

(d) Such Stockholder shall not, and shall use its commercially reasonable best efforts to cause any manager, officer, director, employee, agent, representative, consultant, financial advisor, attorney, accountant, other agent or controlled affiliate of such Stockholder not to, directly or indirectly, (i) solicit, initiate, or take any action that it knows or reasonably should know would facilitate or encourage the submission of, any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiation with, furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Third Party that is seeking to make, or has made, an Acquisition Proposal, or (iii) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar instrument constituting or relating to the Subject Shares. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any manager, officer, director, employee, agent, representative, consultant, financial advisor, attorney, accountant, other agent, or controlled affiliate of such Stockholder shall be deemed to be a breach of this Section 3(d) by such Stockholder. Each Stockholder shall, and shall use its commercially reasonable best efforts to cause its managers, officers, directors, employees, agents, representatives, consultants, financial advisors, attorneys, accountants, other agents, and controlled affiliates, as applicable, to, cease immediately and cause to be terminated any and all existing discussions, conversations, negotiations and other communications with any Person (other than any party to the Merger Agreement) conducted heretofore with respect to, or that would reasonably be expected to lead to, an Alternative Transaction or an Alternative Proposal.

(e) Such Stockholder shall not issue any press release or make any other public statement with respect to this Agreement, the Merger Agreement or any of the transactions contemplated hereby or thereby, without the prior written consent of Parent (which consent may be withheld in Parent’s sole discretion), except to the extent required by applicable Law.

(f) Such Stockholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights (including under the Delaware General Corporation Law) in connection with the Merger Agreement and the transactions contemplated thereby.

(g) Notwithstanding anything to the contrary in this Agreement and in this Section 3 in particular, such Stockholder is only executing this Agreement in his capacity as the Beneficial Owner, or owner of record, of the Subject Shares.

Section 4. Termination. This Agreement shall terminate upon the earlier of (a) the Effective Time, and (b) the termination of the Merger Agreement in accordance with its terms; except that (Section 3(e), Section 6(b), Sections 6(d) through 6(n) and this Section 4 shall survive any termination of this Agreement; and (y) no party hereto shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

Section 5. Additional Matters. Each Stockholder and Parent shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the other party may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

Section 6. General Provisions.

(a) Parent acknowledges that each Stockholder has entered into this Agreement solely in its capacity as the record and/or beneficial owner of the Subject Shares (and not in any other capacity, including any capacity as a director or officer of Target). To the extent that any Stockholder or any of its Affiliates, managers, officers, directors, employees, agents, representatives, consultants, financial advisors, attorneys, accountants or other agents is a director or officer of Target nothing herein shall limit or affect any actions taken by any such officer or director in their capacities as such, or require such Stockholder or any of its Affiliates, managers, officers, directors, employees, agents, representatives, consultants, financial advisors, attorneys, accountants or other agents to take any action, in each case, in his capacity as a director or officer of Target, including to disclose information acquired solely in his capacity as a director or officer of Target, and any actions taken (whatsoever), or failure to take any actions (whatsoever), by him in such capacity as a director or officer of Target, shall not be deemed to constitute a breach of this Agreement. Without limiting the foregoing, and for the avoidance of doubt, nothing in this Section 6(a) shall affect any of the rights or remedies of Parent under the Merger Agreement or relieve Target from any breach or violation of the Merger Agreement caused by any action or omission of any Stockholder or any of its Affiliates, managers, officers, directors, employees, agents, representatives, consultants, financial advisors, attorneys, accountants or other agents (in its capacity as a director or officer of Target, or otherwise).

(b) Each Stockholder agrees that it shall not assert or bring any claims against any other Stockholder, under any circumstance, for any matter whatsoever arising out of this Agreement.

(c) Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares, other than the right of Parent to vote the Subject Shares upon the terms and subject to the conditions of this Agreement. Except as provided in this Agreement, all rights, ownership and economic benefits of and relating to such Stockholder’s Shares shall remain vested in and belong to such Stockholder, and Parent or Merger Sub shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Target or exercise any power or authority to direct such Stockholder in the voting of any of the Subject Shares, except as otherwise specifically provided herein, or in the performance of such Stockholders’ duties or responsibilities as stockholders of Target. Nothing in this Agreement shall be interpreted as (i) obligating a Stockholder to exercise any warrants, options, conversion of convertible securities or otherwise to acquire any equity securities of Target or (ii) creating or forming a “group” with any other Person, including Parent or Merger Sub or any other Stockholder, for purposes of Rule 13d-5(b)(1) under the Exchange Act or any other similar provision of applicable Law.

(d) Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.

(e) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(f) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given in accordance with Section 12.1 of the Merger Agreement to Parent at the address set forth in Section 12.1 of the Merger Agreement and to any Stockholder at such Stockholder’s address set forth opposite its name on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(g) Interpretation. When a reference is made in this Agreement to Sections or Schedules, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes’ or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Words defined in the singular have the parallel meaning in the plural and vice versa. Words of one gender shall be construed to apply to each gender and the neutral gender. The term “party” refers to a party to this Agreement and the term “parties” refers to the parties to this Agreement. This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable law. The parties hereto acknowledge that each party hereto has reviewed, and has had an opportunity to have its counsel review, this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party, or any similar rule operating against the drafter of an agreement, shall not be applicable to the construction or interpretation of this Agreement.

(h) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

(i) Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

(j) Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

(k) Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the Borough of Manhattan, State of New York. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(l) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUCH ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(l).

(m) Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, each of the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.

(n) Enforcement. The parties agree that irreparable injury would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents (in addition to any other remedy that may be available to the non-breaching party whether in Law or equity) to: (1) any decree or order of specific performance to enforce the observance and performance of such covenant or obligation; or (2) any injunction restraining such breach or threatened breach, in each case, without requiring proof of actual damages and without any requirement to obtain, furnish or post any bond or similar instrument. The parties further agree that no other party nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to such first party obtaining any remedy referred to in this Section 6(n), and each party irrevocably waives any right such party may have to require the obtaining, furnishing or posting of any such bond or similar instrument. Notwithstanding anything to the contrary herein, to the extent the terms of this Section 6(n) conflict with the rights and remedies of Parent under the Merger Agreement with respect to any claim arising out of or related to the Merger Agreement, the Merger Agreement shall control.

IN WITNESS WHEREOF, each party hereto has duly executed this Agreement as of the date first above written.

RODMAN & RENSHAW CAPITAL GROUP, INC.

By:
Name:	Edward Rubin
Title:	President and Chief Executive Officer

THE STOCKHOLDERS:

KEITH R. KNOX

ANTHONY M. SANFILIPPO

PETER ZUGSCHWERT

JOHN C. SHAW, JR.

JOHN W. MASCONE

KENNETH D. PASTERNAK

SEAPORT HUDSON LLC

By:
Name:
Title:

AJAY SAREEN

FRANK DRAZKA

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